                                 AMENDMENT TO

                            PARTICIPATION AGREEMENT

   This Amendment to each of the Participation Agreements ("Agreement") currently in effect between AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc. and A I M Distributors, Inc.) ("Invesco"), and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, and General American Life Insurance Company (collectively, the "Company"), respectively, is effective this 30th day of April, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

   1. All references in the Agreement to the defined term "AVIF Prospectus," or to a "prospectus" or "prospectuses" of or relating a Fund or AVIF, shall mean and include a Summary Prospectus as defined in Rule 498 under the 1933 Act ("Rule 498") of a Fund or AVIF ("AVIF Summary Prospectus"), except as required by Section 2, below.

   2. Each Party's representations, warranties, and obligations under the Agreement with respect to the text composition, printing, mailing, and distribution of the AVIF Prospectus shall remain as they currently are, except that:

    a. LIFE COMPANY may, in its discretion and upon [10] days' advance written notice to AVIF and Invesco, print, mail, and distribute the AVIF Summary Prospectus IN LIEU OF the Statutory Prospectus as defined in Rule 498 of AVIF or a Fund thereof ("AVIF Statutory Prospectus"),

       i. unless required by applicable law or regulation to deliver an AVIF Statutory Prospectus, or

       ii.unless AVIF determines to no longer authorize the use of the AVIF
          Summary Prospectus, in which case AVIF shall give LIFE COMPANY [60] days' advance written notice of the effectiveness of such determination to the extent necessary for LIFE COMPANY to arrange for the delivery of an AVIF Statutory Prospectus,

PROVIDED that AVIF or Invesco shall be responsible for compliance with all provisions of Rule 498 other than paragraphs (1) and (2) of Rule 498(c) and
(d), and paragraph (2) of Rule 498(f), or any successor provisions, which shall be the responsibility of LIFE COMPANY; PROVIDED FURTHER, that LIFE COMPANY shall be responsible for timely responding to any request that it may receive directly from a Participant investing in a Fund for a paper or an electronic copy of an AVIF Statutory Prospectus, Statement of Additional Information, or periodic report (each, an "AVIF Document") pursuant to Rule 498(f)(1) or any successor provision. It being understood that LIFE COMPANY will not direct Participants or prospective Participants to AVIF or Invesco for fulfillment thereof.

    b. LIFE COMPANY may, in its discretion and upon [10] days' advance written notice to AVIF and Invesco, print, mail, and distribute the AVIF Summary Prospectus IN ADDITION TO, rather than in lieu of, the AVIF Statutory Prospectus, in which case AVIF or Invesco shall be responsible for compliance with paragraphs (a) and (b) of Rule 498, but not the other paragraphs of the Rule.

    c. AVIF or Invesco shall deliver to LIFE COMPANY electronic copies of both the AVIF Summary Prospectus and AVIF Statutory Prospectus for use by LIFE COMPANY. AVIF or Invesco also shall deliver to LIFE COMPANY the URL (uniform resource locator) for each AVIF Document to enable LIFE COMPANY to send a direct link to the document on the Internet by email in response to Participant requests for an electronic copy of any such document, as permitted by Rule 498(f)(1).

    d. LIFE COMPANY shall promptly notify AVIF and Invesco if it determines to no longer deliver the AVIF Summary Prospectus, and each Party shall promptly notify the other Parties if it becomes aware of facts or circumstances that may prevent the use or continued use of the AVIF Summary Prospectus in the manner contemplated hereby.

   3. None of the foregoing shall in any way limit the ability of AVIF's Board of Trustees to require the delivery of the AVIF Summary Prospectus in lieu of the AVIF Statutory Prospectus in the future.

   4. In all other respects, the Agreement shall remain the same. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

   IN WITNESS WHEREOF, each of undersigned parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the Effective Date.

 AIM VARIABLE INSURANCE FUNDS                INVESCO DISTRIBUTORS, INC.
 (INVESCO VARIABLE INSURANCE FUNDS)

 By: /s/ John M. Zerr                        By: /s/ John S. Cooper
     -----------------------------               -----------------------------
 Name: John M. Zerr                          Name: John S. Cooper
 Title: Senior Vice President                Title: President

METROPOLITAN LIFE INSURANCE         METLIFE INSURANCE COMPANY OF
COMPANY                             CONNECTICUT

By: /s/ Alan C. Leland, Jr.         By: /s/ Paul L. LeClair
    --------------------------          --------------------------
Name: Alan C. Leland, Jr.           Name: Paul L. LeClair
Title: Vice President               Title: Vice President and Actuary

METLIFE INVESTORS USA               METLIFE INVESTORS INSURANCE
INSURANCE COMPANY                   COMPANY

By: /s/ Paul L. LeClair             By: /s/ Paul L. LeClair
    --------------------------          --------------------------
Name: Paul L. LeClair               Name: Paul L. LeClair
Title: Vice President               Title: Vice President

METLIFE INVESTORS INSURANCE         FIRST METLIFE INVESTORS
COMPANY OF CALIFORNIA               INSURANCE COMPANY

By:                                 By: /s/ Paul L. LeClair
                                        --------------------------
Name:                               Name: Paul L. LeClair
Title:                              Title: Vice President

GENERAL AMERICAN INSURANCE
COMPANY

By: Paul L. LeClair
    --------------------------
Name: Paul L. LeClair
Title: Vice President

                                AMENDMENT NO. 3

                            PARTICIPATION AGREEMENT

   The Participation Agreement (the "Agreement"), dated April 30, 2004, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF'); Invesco Aim Distributors, Inc., a Delaware corporation ("AIM"), Metropolitan Life Insurance Company, a New York life insurance company, ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each an "Account," and collectively, the "Accounts"), is hereby amended as follows:

   WHEREAS, effective April 30, 2010, AIM Variable Insurance Funds will be renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds). All references to AIM Variable Insurance Funds will hereby be deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds);

   WHEREAS, effective April 30, 2010, Invesco Aim Distributors, Inc. will be renamed Invesco Distributors, Inc. All references to Invesco Aim Distributors, Inc. will hereby be deleted and replaced with Invesco Distributors, Inc.

   WHEREAS the parties desire to amend, the list of the Accounts and the list of Funds set forth in Schedule A to the Agreement.

   Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS
-----------------------------------

ALL SERIES I SHARES AND SERIES II SHARES OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

ACCOUNTS UTILIZING THE FUNDS
----------------------------

ALL ACCOUNTS UTILIZING THE FUNDS

CONTRACTS FUNDED BY THE ACCOUNTS
--------------------------------

ALL CONTRACTS FUNDED BY THE ACCOUNTS

   Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to be executed in their name and on their behalf by and through their duly authorized officers signing below.

Effective date: April 30, 2010

                                       AIM VARIABLE INSURANCE FUNDS
                                       (INVESCO VARIABLE INSURANCE FUNDS)

 Attest: /s/ Peter Davidson            By: /s/ John M. Zerr
         --------------------------        --------------------------
 Name: Peter Davidson                  Name: John M. Zerr
 Title: Assistant Secretary            Title: Senior Vice President

                                       INVESCO DISTRIBUTORS, INC.

 Attest: /s/ Peter Davidson            By: /s/ John S. Cooper
         --------------------------        --------------------------
 Name: Peter Davidson                  Name: John S. Cooper
 Title: Assistant Secretary            Title: President

                                       METROPOLITAN LIFE INSURANCE COMPANY
                                       (on behalf of the Accounts and itself)

 Attest: /s/ Paula J. Minella          By: /s/ Alan C. Leland, Jr.
         --------------------------        --------------------------
 Name: Paula J. Minellia               Name: Alan C. Leland, Jr.
 Title: Counsel                        Title: Vice President

     Amendment No. 2 to Shareholder Services Agreement Dated July 12, 2004

   This Amendment to the Shareholder Services Agreement ("Agreement") currently in effect between American Century Investment Services, Inc. ("Distributor") and Metropolitan Life Insurance Company (the "Company"), respectively, is effective this 1st day of May, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreement.

   WHEREAS, Distributor and the Company agree to permit the distribution of the prospectuses of the Funds of the Issuer pursuant to Rule 498 of the Securities Act of 1933 ("Rule 498"); and

   WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

A. Amendments Related to Rule 498

    1. For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

    2. Distributor shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Agreement requires that Distributor provide the Company with Statutory Prospectuses.

    3. Distributor represents and warrants that the Summary Prospectuses and the hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Issuer and its Funds. Distributor further represents and warrants that it has appropriate policies and procedures in place to ensure that such web site continuously complies with Rule 498.

    4. Distributor agrees that the URL indicated on each Summary Prospectus will lead contract owners directly to a central web page with prominent links to the Funds' Summary Prospectuses and such other current Fund documents required to be posted in compliance with Rule 498, and that such web page will not contain any additional materials not required by Rule 498. Notwithstanding the foregoing, Insurance Company understands and agrees that the central website hosting Fund documents will include links to all variable portfolio funds offered by the Issuers, not just the Funds made available by Insurance Company under the Agreement. Distributor shall immediately notify the Company of any unexpected interruptions in the availability of this web page.

    5. Distributor represents and warrants that it will be responsible for compliance with the provisions of Rule 498(f)(1) involving contract owner requests for additional Fund documents made directly to the Issuer, the Funds, Distributor or one of their affiliates. Distributor further represents and warrants that any information obtained about contract owners will be used solely for the purposes of responding to requests for additional Fund documents.

    6. The Company represents and warrants that it will respond to requests for additional Fund documents made by contract owners directly to the Company or one of its affiliates.

    7. Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

    8. At the Company's request, Distributor will provide the Company with URLs to the Funds' current documents for use with the Company's electronic delivery of Fund documents or on the Company's website. Distributor will be responsible for ensuring the integrity of the URLs and for maintaining the Funds' current documents on the site to which such URLs originally navigate.

    9. Distributor represents and warrants that it has reasonable safeguards in place to prevent the documents contained on the web page, and the documents provided to the Company for purposes of electronic delivery, from containing any Virus.

    10.If the Issuer determines that it will end its use of the Summary
       Prospectus delivery option, Distributor will provide the Company with at least 60 days' advance notice of its intent.

    11.The parties agree that all other provisions of the Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable.

    12.The parties agree that the Company is not required to distribute Summary
       Prospectuses to its contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give Distributor sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus. To the extent that Distributor is required under the Agreement to reimburse the Company for applicable printing and mailing costs associated with distribution of the Funds' prospectuses, the parties agree that Distributor will only be required to reimburse printing and mailing costs associated with distribution of the Funds' Summary Prospectuses. If the Company determines, in its discretion, to distribute Statutory Prospectuses to underlying investors in the Funds, Insurance Company will be responsible for all printing and mailing costs for Fund Statutory Prospectus distribution that are in excess of the costs that would have been incurred had the Company distributed Summary Prospectuses to underlying investors in the Funds.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first set forth above.

AMERICAN CENTURY INVESTMENT SERVICES, INC.

By: /s/ Cindy A. Johnson
    --------------------------
Name: Cindy A. Johnson
Its: Vice President

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
    --------------------------
Name: Alan C. Leland, Jr.
Its: Vice President

                                  SCHEDULE I

                          REGULATORY REPORT EXPENSES

American Century and the Company will coordinate the functions and pay the costs of the completing distribution to shareholders of required Fund documents or other shareholder communications based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund's share of the total costs determined according to the number of pages of the Fund's respective portions of the documents. Notwithstanding anything to the contrary, the parties agree that in the event the Company undertakes to print and/or distribute Fund materials itself, Distributor will only be required to reimburse Company's expenses up to the amount Distributor would have paid its own shareholder communications vendor for such printing and distribution.

Company shall send invoices for such expense to Distributor within 90 days of the event, along with such other supporting data as may be reasonably requested. The invoice will reference the applicable Item and Function, along with Distributor's number of pages printed. The Company invoices should be sent to the following email message group: INTOPS@americancenturv.com. Fees will be
                                      ---------------------------
payable within 45 days of receipt of the invoice, as long as such supporting data defines the appropriate expenses.

                                  Party Responsible for  Party Responsible for
Item           Function           Coordination           Expense
----           ------------------ ---------------------  ---------------------
Mutual Fund    Printing of          Company              Inforce -Distributor
Summary        Insurance            (Distributor to
Prospectus     Company              provide Company      Prospective -Company
               Product              with document in
               Prospectus or        PDF format or
               Mutual Fund          Data File)
               Prospectus

               Printing of          Distributor          Distributor
               Mutual Fund
               Prospectus

               Distribution         Company              Distributor
               (including
               postage) to
               Inforce Clients

               Distribution         Company              Company
               (including
               postage) to
               Prospective
               Clients

Mutual Fund    If Required by       Distributor          Distributor
Summary        Fund, Distributor
Prospectus
Annual Update

               If Required by       Company              Company
               Company              (Distributor to
                                    provide Company
                                    with document in
                                    PDF format)

                                  PARTY RESPONSIBLE FOR  PARTY RESPONSIBLE FOR
ITEM            FUNCTION          COORDINATION           EXPENSE
----            ----------------- ---------------------  ---------------------
Mutual Fund     Printing           Distributor            Distributor
Statutory
Prospectus

                Distribution       Party who receives     Party who receives
                (including         the request            the request
                postage)

Mutual Fund     Printing           Distributor            Distributor
Statement of
Additional
Information

                Distribution       Party who receives     Party who receives
                (including         the request            the request
                postage)

Proxy Material  Printing of        Distributor            Distributor
for Mutual      proxy required
Fund            by Law

                Distribution of    Company                Distributor
                proxy
                (including
                postage)
                required by
                Law

Mutual Fund     Printing of        Distributor            Distributor
Annual &        reports
Semi-Annual
Report

                Printing of        Company                Distributor
                reports            (Distributor to
                                   provide Company
                                   with document in
                                   PDF format)

                Distribution       Company                Company
                (including
                postage)

Other           If Required by     Company                Distributor
communication   Law, the Fund,
to New and      Distributor or
Prospective     Adviser
clients

                If Required by     Company                Company
                Company

Other           Distribution, if   Company                Distributor
communication   required by the
to inforce,     Distributor
including
Prospectus
Supplements

                Distribution, if   Company                Company
                required by
                Company

                     Amendment to Participation Agreement

   This Amendment to each of the Participation Agreements ("Agreement") currently in effect between American Funds Insurance Series (the "Series"), Capital Research and Management Company ("CRMC") and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company (collectively, the "Company"), respectively, is effective this 30th day of April 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

   WHEREAS, the Series and the Company agree to distribute the prospectuses of the funds within the Series pursuant to Rule 498 of the Securities Act of 1933 ("Rule 498"); and

   WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

    1. For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

    2. The Series and CRMC each represents and warrants that the Summary Prospectuses and the hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Series and its funds. The Series further represents and warrants that it has reasonable policies and procedures in place designed to monitor such web site for compliance with the requirements of Rule 498.

    3. The Series and CRMC each agrees that the URL indicated on each Summary Prospectus will lead contract owners directly to the web page used for hosting Summary Prospectuses and that such web page will contain the current Series' and funds' documents required to be posted in compliance with Rule 498. The Series shall notify the Company of any unexpected interruptions in the availability of this web page promptly upon the Series' or CRMC's discovery of such interruption.

    4. The Series and CRMC represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(1) involving contract owner requests for additional Fund documents made directly to the Series, CRMC or one of their affiliates. The Series and CRMC further represent and warrant that any information obtained about contract owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

    5. The Company represents and warrants that it will be responsible for compliance with the provisions of Rule 498(f)(1) involving contract owner requests for additional fund documents made directly to the Company or one of its affiliates.

    6. Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

    7. CRMC and the Series may, at the Company's request, provide the Company with URLs to the current Series' and funds' documents for use with Company's electronic delivery of fund documents or on the Company's website. CRMC and the Series will be responsible for ensuring the integrity of the URLs and for maintaining the Series' and funds' current documents on the site to which such URLs originally navigate to. The Company will be responsible for the maintenance of any web links to such URLs on the Company's website.

    8. The Series and CRMC make no warranty, express or implied, that the American Funds' website or the documents contained thereon will be free from any defects, bugs, errors or malfunctions; provided, however that the Series and CRMC hereby agree to use commercially reasonable efforts to employ procedures consistent with industry practices designed to reduce exposure to viruses.

    9. If the Series determines that it will end its use of the Summary Prospectus delivery option, the Series and CRMC will provide the Company with at least 60 days' advance notice of its intent.

    10.The parties agree that all other provisions of the Participation
       Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable.

    11.The parties agree that the Company is not required to distribute Summary
       Prospectuses to its contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give CRMC and the Series sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first set forth above.

      AMERICAN FUNDS INSURANCE SERIES

      By: /s/ Steven I. Koszalka
          --------------------------
      Name: Steven I. Koszalka
      Its: Secretary

      CAPITAL RESEARCH AND MANAGEMENT COMPANY
      By: /s/ Michael J. Downer
          --------------------------
      Name: Michael J. Downer
      Its: Senior Vice President and Secretary    Approved for Signature
                                                  by CRMC legal Dept. ~

      METROPOLITAN LIFE INSURANCE COMPANY

      By:
      Name:
      Its:

      METLIFE INSURANCE COMPANY OF CONNECTICUT

      By:
      Name:
      Its:

      METLIFE INVESTORS USA INSURANCE COMPANY

      By:
      Name:
      Its:

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first set forth above.

------------------------------------------
AMERICAN FUNDS INSURANCE SERIES
------------------------------------------

By:
Name:
Its:

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:
Name:
Its:

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
    -------------------------------------
Name: Alan C. Leland, Jr.
Its: Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

METLIFE INVESTORS USA INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President

METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President

FIRST METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
    -------------------------------------
Name: Alan C. Leland, Jr.
Its: Senior Vice President

GENERAL AMERICAN LIFE INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

                         Summary Prospectus Agreement

   This Summary Prospectus Agreement ("Agreement") currently in effect among Fidelity Distributors Corporation (the "Underwriter"), and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company (collectively, the "Company") is effective this 30th day of April, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

   WHEREAS, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V (collectively the "Fund") have entered into distribution agreements pursuant to which the Underwriter acts as distributor of the Fund;

   WHEREAS, the Fund and the Company agree to distribute the prospectuses of the Portfolios of the Fund pursuant to Rule 498 of the Securities Act of 1933 ("Rule 498"); and

   WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

    1. For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

    2. The Underwriter represents and warrants that the hosting of such Summary Prospectuses at the URL disclosed on such Summary Prospectus is designed to comply with the requirements of Rule 498(e) and (f)(3) applicable to the Fund and its Portfolios.

    3. The Underwriter represent and warrant that it will respond to contract owner requests for additional Fund documents in a manner designed to comply with the provisions of Rule 498(f)(1). The Underwriter further represents and warrants that any information obtained about contract owners will be used solely for the purposes of responding to requests for additional Fund documents.

    4. Company represents and warrants that any binding of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

    5. The parties agree that the Indemnification provisions of the Participation Agreement among the Underwriter, the Company and the Fund will apply to the terms of this Summary Prospectus Agreement as applicable.

    6. The parties agree that the Company is not required to distribute Summary Prospectuses to its contract owners, but rather distribution of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give the Fund and the Underwriter sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first set forth above.

FIDELITY DISTRIBUTORS CORPORATION
    By: /s/ Thomas J. Corra
        -----------------------------------
    Name: Thomas J. Corra
    Its:

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
    -----------------------------------
Name: Alan C. Leland, Jr.
Its: Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:/s/ Paul L. LeClair
   -----------------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

METLIFE INVESTORS USA INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------
Name: Paul L. LeClair

METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------
Name: Paul L. LeClair
Its: Vice President

FIRST METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------
Name: Paul L. LeClair
Its: Vice President

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
    -------------------------------
Name: Alan C. Leland, Jr.
Its: Senior Vice President

GENERAL AMERICAN LIFE INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

                              AMENDMENT NO. 3 TO
                 AMENDED AND RESTATED PARTICIPATION AGREEMENT
             Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                      Metropolitan Life Insurance Company
                    MetLife Investors Distribution Company

   Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Metropolitan Life Insurance Company (the "Company" or "you"), and MetLife Investors Distribution Company, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into an Amended and Restated Participation Agreement dated May 1,2004 and subsequently amended May 1,2007 and November 10,2008 (the "Agreement"). The parties now desire to further amend the Agreement by this amendment (the "Amendment").

   Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

   WHEREAS, the parties desire to amend the Agreement to update the information on Schedules B, C, D and G;

   WHEREAS, the parties desire to amend Section 6 of the agreement, and

   NOW, THEREFORE, in consideration of past and prospective business relations, the parties agree to amend the Agreement as follows:

1. Paragraphs 6.1 through 6.7 of Section 6 are amended and restated in their entirety as set forth in Attachment A to this Amendment. The remaining paragraph 6.8 of Section 6 not amended herein shall be re-numbered 6.10.

2. Schedules B, C, D and G of the Agreement are deleted and replaced in their entirety with the Schedules B, C, D and G attached hereto, respectively.

3. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of October 05, 2010.

The Trust:                   FRANKLIN TEMPLETON VARIABLE INSURANCE
   ONLY ON BEHALF OF         PRODUCTS TRUST
   EACH PORTFOLIO LISTED
   ON SCHEDULE C OF THE
   AGREEMENT.

                             By: /s/ Karen L. Skidmore
                                 ------------------------------------------
                             Name: Karen L. Skidmore
                             Title: Vice President

The Underwriter:             FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                             By: /s/ Thomas M. Regner
                                 ------------------------------------------
                             Name: Thomas M. Regner
                             Title: Executive Vice President

The Company:                 METROPOLITAN LIFE INSURANCE COMPANY

                             By: /s/ Alan C. Leland, Jr.
                                 ------------------------------------------
                             Name: Alan C. Leland Jr.
                             Title: Vice President

The Distributor:             METLIFE INVESTORS DISTRIBUTION COMPANY

                             By: /s/ Paul M. Kos
                                 ------------------------------------------
                             Name: Paul M. Kos
                             Title: Vice President

                                 ATTACHMENT A

6. SALES MATERIAL. INFORMATION AND TRADEMARKS
   ------------------------------------------

   6.1 For purposes of this Section 6, "Sales Literature/ Promotional Material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

   6.2 You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales Literature/ Promotional Material created and approved by you, and all amendments to any of the above that relate to the Contracts, the Accounts, the Trust, or Underwriter or its affiliates.

   6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales Literature/Promotional Material created by us for the Trust and provided by the Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

   6.4 You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the information or materials provided to you by us or a Portfolio; and (c) be made available promptly to us upon our request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

   6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material.

   6.6 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

   6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

   6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

   6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; (iv) in compliance with any statutory prospectus delivery requirements and (v) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated Portfolio Documents is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic delivery or use of fund prospectuses. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

   In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

                                  SCHEDULE B

                            ACCOUNTS OF THE COMPANY

                                                                 SEC REGISTRATION
NAME OF ACCOUNT                                                       YES/NO
---------------                                                  ----------------

Separate Account UL                                                    Yes
Separate Account DCVL                                                   No
Metropolitan Life Variable Annuity Separate Account II                 Yes

                                  SCHEDULE C

            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

    1. Franklin Small-Mid Cap Growth Securities Fund - Class 2

    2. Mutual Global Discovery Securities Fund - Class 2

    3. Templeton Developing Markets Securities Fund - Class 2

    4. Templeton Foreign Securities Fund, Class 1 and Class 2

    5. Templeton Global Bond Securities Fund - Class 1

In addition to portfolios and classes of shares listed above, any additional Portfolios and classes of shares other than Class 3 shares are included in this Schedule C listing provided that:

    (1)the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) ("Notice") identifying this Agreement as provided in the Notice and specifying:
       (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

    (2)we do not within ten (10) Business Days following receipt of the Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend, supplement and become a part of this Schedule C and the Agreement.

FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:General Counsel c/o
   Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)
   Fax: 650 525-7059
   Franklin Templeton Investments
   1 Franklin Parkway,
   Bldg. 920, 2nd Floor
   San Mateo, CA 94403

With respect to the following agreement(s) (collectively, the "Agreement") (please reproduce and complete table for multiple agreements):

DATE OF PARTICIPATION AGREEMENT:

INSURANCE COMPANY(IES):

INSURANCE COMPANY DISTRIBUTOR(S):

As provided by Schedule C of the Agreement, this Notice proposes to Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

NAMES AND CLASSES OF SHARES OF ADDITIONAL PORTFOLIOS      OFFERING DATE(S)
Listing of current classes for your reference:
         Class 1 (no 12b-1 fee);
         Class 2 (12b-1 fee of25 bps); or
         Class 4 (12b-1 fee of35 bps).

NAME AND TITLE OF AUTHORIZED PERSON OF INSURANCE COMPANY:
CONTACT INFORMATION:

                                  SCHEDULE D

                           CONTRACTS OF THE COMPANY

All variable life and variable annuity contracts issued by separate accounts listed on Schedule B of this Agreement.

                                  SCHEDULE G

                             ADDRESSES FOR NOTICES

To the Company and    MetLife
  Distributor:        501 Boylston Street, 5th Floor
                      Boston, MA 02116
                      Attn: Legal Department

To the Trust:         Franklin Templeton Variable Insurance Products Trust
                      One Franklin Parkway, Bldg. 920 2nd Floor
                      San Mateo, California 94403
                      Attention: Karen L. Skidmore, Vice President

To the Underwriter:   Franklin/Templeton Distributors, Inc. 100
                      Fountain Parkway, Bldg. 140 7th Floor St.
                      Petersburg, FL 33716
                      Attention: Peter Jones, President

If to the Trust or    Franklin Templeton Investments
  Underwriter with a  One Franklin Parkway, Bldg. 920 2nd
  copy to:            Floor San Mateo, California 94403
                      Attention: General Counsel

                     AMENDMENT TO PARTICIPATION AGREEMENT

   This Amendment to each of the Participation Agreements ("Agreement") currently in effect between Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust (each a "Fund", collectively the "Funds"), Legg Mason Investor Services, LLC (the "Distributor"), and Legg Mason Partners Fund Advisor, LLC (the "Adviser") and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, and First MetLife Investors Insurance Company (collectively, the "Company"), respectively, is effective this 30th day of April, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

   WHEREAS, the Funds and the Company agree to distribute the prospectuses of the Portfolios within the Funds pursuant to Rule 498 of the Securities Act of 1933 ("Rule 498"); and

   WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

    1. For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

    2. The Funds shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Funds provide the Company with Statutory Prospectuses.

    3. The Funds and the Advisor each represents and warrants that the Summary Prospectuses and the hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Funds and its Portfolios. The Funds further represent and warrant that they have appropriate policies and procedures in place to ensure that such web site continuously complies with Rule 498.

    4. The Funds and Advisor each agrees that the URL indicated on each Summary Prospectus will lead contract owners directly to the web page used for hosting Summary Prospectuses, that such web page will contain the current Funds' and Portfolios' documents required to be posted in compliance with Rule 498, and that such web page will not contain any additional materials not required by Rule 498. The Advisor shall promptly notify the Company upon its discovery of any unexpected interruptions in the availability of this web page.

    5. The Funds and Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(1) involving contract owner requests for additional Fund documents made directly to the Funds, Advisers, or one of their affiliates. The Funds and Adviser further represent and warrant that any information obtained about contract owners will be used solely for the purposes of responding to requests for additional Fund documents.

    6. The Company represents and warrants that it will respond to requests for additional Fund documents made by contract owners directly to the Company or one of its affiliates.

    7. Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

    8. At the Company's request, Adviser and Funds will provide the Company with URLs to the current Funds' documents for use with the Company's electronic delivery of fund documents or on the Company's website. Adviser and the Funds will be responsible for ensuring the integrity of the URLs and for maintaining the Funds' current documents on the site to which such URLs originally navigate.

    9. The Funds and Adviser represent and warrant that they have reasonable safeguards in place to prevent the documents contained on the web page, and the documents provided to the Company for purposes of electronic delivery, from containing any virus.

    10.If the Fund detennines that it will end its use of the Summary
       Prospectus delivery option, the Fund and Adviser will provide the Company with at least 60 days' advance notice of its intent.

    11.The parties agree that all other provisions of the Participation
       Agreement, including the Indemnification provisions, will apply to the tenns of this Amendment as applicable.

    12.The parties agree that the Company is not required to distribute Summary
       Prospectuses to its contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give Adviser and Funds sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first set forth above.

LEGG MASON PARTNERS EQUITY TRUST

By: /s/ R.J. Gerken
-------------------------------------
Name: R.J. Gerken
Its: Chairman, Mutual Fund Boards

LEGG MASON PARTNERS INCOME TRUST

By: /s/ R.J. Gerken
-------------------------------------
Name: R.J. Gerken
Its: Chairman, Mutual Fund Boards

LEGG MASON PARTNERS FUND ADVISOR, LLC

By: /s/ Thomas C. Mandia
-------------------------------------
Name: Thomas C. Mandia
Its: Secretary

LEGG MASON INVESTOR SERVICES, LLC

By: /s/ Kimberly Mustin
-------------------------------------
Name: Kimberly Mustin
Its: MANAGING DIRECTOR

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Alan C. Leland, Jr.
-------------------------------------
Name: Alan C. Leland, Jr.
Its: Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

METLIFE INVESTORS USA INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President

FIRST METLIFE INVESTORS INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -------------------------------------
Name: Paul L. LeClair
Its: Vice President

                     Amendment to Participation Agreement

   This Amendment to each of the Participation Agreements ("Agreement") currently in effect between Royce Capital Fund (the "Fund"), Royce & Associates, LLC (the "Adviser"), and Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, the "Company"), respectively, is effective this 30th day of April, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

   WHEREAS, the Fund and the Company agree to distribute the prospectuses of the Portfolios of the Fund pursuant to Rule 498 of the Securities Act of 1933 ("Rule 498"); and

   WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

   NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

    1. For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

    2. The Fund shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Fund provide the Company with Statutory Prospectuses.

    3. The Fund and the Adviser each represents and warrants that the Summary Prospectuses and the hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund and its Portfolios. The Fund further represents and warrants that it has appropriate policies and procedures in place to ensure that such web site continuously complies with Rule 498.

    4. The Fund and the Adviser each agrees that the URL indicated on each Summary Prospectus will lead contract owners directly to the web page used for hosting Summary Prospectuses and that such web page will contain the current Fund documents required to be posted in compliance with Rule 498. The Fund shall immediately notify the Company of any unexpected interruptions in the availability of this web page.

    5. The Fund and the Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(1) involving contract owner requests for additional Fund documents made directly to the Fund, the Adviser or one of their affiliates. The Fund and the Adviser further represent and warrant that any information obtained about contract owners will be used solely for the purposes of responding to requests for additional Fund documents.

    6. The Company represents and warrants that it will respond to requests for additional Fund documents made by contract owners directly to the Company or one of its affiliates.

    7. Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

    8. At the Company's request, the Fund and the Adviser will provide the Company with URLs to the Fund's current documents for use with the Company's electronic delivery of fund documents or on the Company's website. The Fund and the Adviser will be responsible for ensuring the integrity of the URLs and for maintaining the Fund's current documents on the site to which such URLs originally navigate.

    9. The Fund and the Adviser represent and warrant that they have reasonable safeguards in place to prevent the documents contained on the web page, and the documents provided to the Company for purposes of electronic delivery, from containing any virus.

    10.If the Fund determines that it will end its use of the Summary
       Prospectus delivery option, the Fund and the Adviser will provide the Company with at least 60 days' advance notice of its intent.

    11.The parties agree that all other provisions of the Participation
       Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable.

    12.The parties agree that the Company is not required to distribute Summary
       Prospectuses to its contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give the Fund and the Adviser sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer.

Dated as of April 30, 2010.

ROYCE CAPITAL FUND

By: /s/ John D. Diederich
    -----------------------------
Name: John D. Diederich
Its: Vice President

ROYCE & ASSOCIATES, LLC

By: /s/ John D. Diederich
    -----------------------------
Name: John D. Diederich
Its: Chief Operating Officer

METROPOLITAN LIFE INSURANCE COMPANY

By:
Name: Paul L. LeClair
Its: Vice President and Actuary

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:
Name: Paul L. LeClair
Its: Vice President and Actuary

ROYCE CAPITAL FUND

By:
Name:
Its:

ROYCE & ASSOCIATES, LLC

By:
Name:
Its:

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Paul L. LeClair
    -----------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary

METLIFE INSURANCE COMPANY OF CONNECTICUT

By: /s/ Paul L. LeClair
    -----------------------------
Name: Paul L. LeClair
Its: Vice President and Actuary